Short-Term Bank Borrowings	6 Months Ended
Sep. 30, 2023
Debt Disclosure [Abstract]
SHORT-TERM BANK BORROWINGS

NOTE 10 – SHORT-TERM BANK BORROWINGS

Short-term bank borrowings consisted of the following as of September 30, 2023 and March 31, 2023:

	As of September 30,	As of March 31,
	2023	2023
Industrial Bank Co., Ltd	$-	$1,018,672
Postal Saving Bank of Chin	-	1,076,880
Rural Credit Cooperative (ShunChang)	-	145,524
Short-term bank borrowings from discontinued operations (Note 15)	-	(2, 241,076)
Total	$-	$-

On May 4, 2018, the Company entered into a bank loan agreement with Industrial Bank Co., Ltd to borrow $1,039,578 (RMB 7.0 million) as working capital for one year with due date on April 21, 2019 and it was renewed in 2019 for another year. The loan bears a fixed interest rate of 1-year Loan Prime Rate (“LPR”) +2.19% on the date of drawing per annum. The loan facility agreement is personally guaranteed by Mr. Xuezhu Wang, Mr. Xianfu Wang, and Mrs. Yanying Lin. Based on guarantee contract the maximum guaranteed amount was RMB 7.0 million. The Company also pledged its building and land use rights as collaterals. Based on the pledge agreement, the maximum pledged amount was RMB 17.4 million. There were no loan guarantee fees paid to the personal guarantors. In April 2020, Fujian Happiness renewed the loan agreement with Industrial Bank Co. Ltd for $1,065,238 (RMB 7.0 million) bearing interest rate at LPR plus 1.45% per annum, payable monthly. The loan was expired and paid off in April 2021. In addition, the Company entered into a loan agreement of $1,065,238 (RMB 7.0 million) bearing interest rate at LPR plus 0.75% on June 9, 2021 and repaid it on June 5, 2022. On June 1, 2022, the Company entered into a new one-year loan agreement of $985,943 (RMB 7.0 million) bearing interest rate at LPR plus 0.9% with Industrial Bank Co., Ltd.

On June 24, 2019, the Company entered into a loan facility framework agreement with Postal Saving Bank of China. The agreement allows the Company to access a total borrowing of approximately $3.4 million (RMB 24.4 million) for short-term loans. The loan facility agreement is valid until June 23, 2025 and subject to renewal. The loan facility agreement is personally guaranteed by Mr. Xuezhu Wang and Happiness Fuzhou. The Company also pledged its building and land use right as collaterals. Pursuant to the loan facility agreement with Postal Saving Bank of China, which is valid from June 24, 2019 to June 23, 2025. On January 12, 2022 and January 13, 2022, the Company entered into a loan agreement of $846,848 (RMB 6.0 million) and $197,597 (RMB 1.4 million) short-term loans bearing fixed interest rate of 4.25%, which was due on January 10, 2023 and February 12, 2023, respectively. In addition, on April 7, 2020 and January 15, 2021, the Company entered into a loan agreement of RMB 1.7 million and RMB 6.0 million with Postal Saving Bank of China as working capital for one year, respectively. The loans bear a fixed interest rate of LPR+20 BP. The Company repaid RMB 1.7 million on April 6, 2021 and April 8, 2021, and repaid RMB 6.0 million on January 12, 2022.

On May 16, 2022, the Company entered into a loan agreement with Guangfa Bank of China. The agreement allows the Company to access a total borrowing of approximately $119,722 (RMB 85 million) for short-term loans. The loan facility agreement is valid until November 15, 2022. The loan facility agreement is personally guaranteed by Mr. Wenhui Lin.

The carrying values of the Company’s pledged assets to secure short-term borrowings by the Company are as follows:

	As of September 30,	As of March 31,
	2023	2023
Buildings, net	$-	$1,176,100
Land use rights, net	-	83,520
Total	$-	$1,259,620

For the six months ended September 30, 2023 and 2022, interest expense on all short-term bank loans amounted to $29,278 and $35,054, respectively.